UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2016

Endurance International Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001- 36131	46-3044956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Corporate Drive, Suite 300 Burlington, MA	01803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 852-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 9, 2016, EIG Investors Corp. (“EIG Investors Corp.”), a wholly owned subsidiary of Endurance International Group Holdings, Inc. (the “Company”), issued $350.0 million aggregate principal amount of its unsecured 10.875% senior notes due 2024 (the “Notes”) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Company plans to file (a) a Registration Statement on Form S-4 relating to an offer to exchange the Notes for new 10.875% senior notes due 2024 (the “Exchange Notes”) that will be registered under the Securities Act (the “Exchange Registration Statement”) and (b) a Registration Statement on Form S-3 relating to the registration of the Exchange Notes for resale in market-making transactions by one of its affiliates (together with the Exchange Registration statement, the “Registration Statements”).

In connection with the Registration Statements, the Company is filing this Current Report on Form 8-K for the purpose of including certain condensed consolidating financial information regarding the issuer, the guarantors and the non-guarantors of the Notes and the Exchange Notes required by Rule 3-10(d) of Regulation S-X, as well as unaudited pro forma condensed combined statement of income for the nine months ended September 30, 2016 giving effect to the Company’s acquisition of Constant Contact, Inc. (“Acquisition”).

Exhibit 99.1 to this report revises the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the Securities and Exchange Commission (the “SEC”) on February 29, 2016 (as amended by Amendment No. 1 to Form 10-K filed with the SEC on June 28, 2016, the “Form 10-K”), to revise Notes 2 and 9 to reflect the application of ASU 2015-03, “Interest—Imputation of Interest, Simplifying the Presentation of Debt Issuance Costs,” which we adopted beginning on January 1, 2016 and retrospectively for all periods presented, and to include Note 19, “Supplemental Guarantor Financial Information.” Exhibit 99.2 to this report revises the unaudited condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, filed with the SEC on November 4, 2016 (the “Form 10-Q”), to include Note 18, “Supplemental Guarantor Financial Information.” All other information in the Form 10-K and the Form 10-Q remain unchanged, and the information in this report should be read in conjunction with the Form 10-K and the Form 10-Q.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro forma financial information

Exhibit 99.3 to this report presents additional pro forma financial information of the Company relating to the Acquisition for the nine months ended September 30, 2016.

(d)	Exhibits

23.1	Consent of BDO USA, LLP, An Independent Registered Public Accounting Firm.

99.1	Revised Audited Consolidated Financial Statements of Endurance International Group Holdings, Inc. as of December 31, 2014 and 2015 and for the three years ended December 31, 2015.

99.2	Revised Unaudited Consolidated Financial Statements of Endurance International Group Holdings, Inc. as of December 31, 2015 and September 30, 2016 and for the three and nine months ended September 30, 2015 and 2016.

99.3	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2016.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.

Date: November 17, 2016	By:	/s/ Marc Montagner
Name: Marc Montagner Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of BDO USA, LLP, An Independent Registered Public Accounting Firm.

99.1	Revised Audited Consolidated Financial Statements of Endurance International Group Holdings, Inc. as of December 31 2014 and 2015 and for the three years ended December 31, 2015.

99.2	Revised Unaudited Consolidated Financial Statements of Endurance International Group Holdings, Inc. as of December 31, 2015 and September 30, 2016 and for the three and nine months ended September 30, 2015 and 2016.

99.3	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2016.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.